SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



                               Date of Report:

                               December 9, 1997
                       (Date of earliest event reported)


                             Halstead Energy Corp.
             (Exact name of registrant as specified in its charter)



         Nevada                 0-25660                    87-0446395
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)



                                33 Hubbells Drive
                           Mt. Kisco, New York 10549
               (Address of principal executive offices) (Zip Code)



                                 (914) 666-3200
                         (Registrant's telephone number)


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Item 4. Changes in Registrant's Certifying Accountant.

      (a) The information reported in the Registrant's Current Report on Form 8-K dated December 1, 1997, is incorporated herein by this reference.

      (b) The Registrant engaged Mahoney Cohen & Company, CPA, P.C. as the principal accountant to audit its financial statements on December 9, 1997.



                                  Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date    December 11, 1997                 HALSTEAD ENERGY CORP.

                                          By:
                                                Name: Claire E. Tarricone
                                                Title:      President

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